Annual Meeting of Shareholders Presentation by Robert G. Schoenberger Chairman, Chief Executive Officer & President April 22, 2014 Exhibit 99.1

Safe Harbor Provision
This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives.  In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,”
“estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology.
These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; variations in weather; long-term global climate change; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems;
publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and
Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's
Annual Report on Form 10-K for the year ended December 31, 2013.
Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made.  Unitil undertakes no obligation to update any forward-
looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

2 Our mission is to provide energy for life—safely, reliably, cost- effectively and responsibly—to a growing number of customers with a high-performing workforce

Unitil

ME
Augusta
Montpelier
VT
NH
Concord
Portsmouth
Atlantic Ocean
Fitchburg
Boston
MA
OUR SERVICE AREAS:
Electric
Gas
Electric / Gas
Granite State Pipeline
Office

Unitil Overview
Unitil Service Areas
• Natural gas and electric utility with
operations in Maine, New Hampshire
and Massachusetts
• Serving approximately 180,000 gas
and electric customers
• Sales margin split evenly between
gas and electric utility operations
• Regulated T&D utility business model
• Growing operations and customers
• Regulated rate base growth
• Strong natural gas system expansion
• Growing Usource contribution (non-
regulated energy brokering)
• Historic dividend stability
• Experienced management team

•
Robust business fundamentals
•
Favorable natural gas prices
•
Improving economy
•
Strong demand for natural gas
•
Gas distribution system growth
•
Gas expansion plan
•
Infrastructure replacement and upgrade
•
Electric rate base growth
•
Three base rate case filings
•
Maine and New Hampshire rate cases
completed
•
Massachusetts rate case completed by
mid-2014
•
Growing Usource contribution
Financial Highlights

Gas & Electric Sales Margin
10%
($ in millions)
Net Income
22%
($ in millions)
$9.9
$9.5
$16.3
$18.1
$21.6
$0
$5
$10
$15
$20
$25
2009 2010 2011 2012 2013
$110
$117
$136
$148
$161
$0
$40
$80
$120
$160
$200
2009 2010 2011 2012 2013

Stock Performance
•
Unitil has had a total return of 22% versus S&P 500 at 19% and Dow Jones
Utilities at 5% in the last twelve months ended March 31, 2014
•
Current annual dividend of $1.38 or 4.2% yield
Total Return (Last Twelve Months)
Pricing as of March 31, 2013 through March 31, 2014
-10%
0%
10%
20%
30%
Mar-13 Jun-13 Sep-13 Dec-13 Mar-14
UTL S&P 500 Dow Jones Utility

Rate Relief Overview

•
Approximately $37 million of rate relief achieved through end of 2013
•
Achieved additional rate relief from gas base rate cases for Northern Maine and New
Hampshire divisions of $3.8 million and $4.6 million, respectively
•
Favorable cost tracker mechanisms will result in ongoing rate relief through annual step adjustments
•
Fitchburg Electric rate case is pending and will be completed mid-2014
Projected Base Rate Relief
(1)
$36.8
$3.8
$4.6
$1.4
$1.5
$1.3
$9.5
$59.5
2010-2013
Total
Northern ME
Rate Case
1/1/2014
Northern NH
Rate Case
5/1/2014
Northern NH
Tracker
5/1/2014
Unitil Energy
Tracker
5/1/2014
Northern ME
Tracker
5/1/2014
Fitchburg
Electric
Rate Case
6/1/2014
Granite State
Tracker
8/1/2014
2010-2014
Projected
Total
$0.6
(1)
Reflects requested revenue requirement of $6.7 million (of which $2.1 million is related to storm recovery) and additional storm reserve fund of $2.8 million

•
Total capital budget of $91 million
in 2014
•
Expect to double gas distribution
rate base
•
Plan to grow gas rate base to
approximately $360 million by
2016, doubling the size of the gas
business since 2008
Capital Budget and Rate Base

($ in millions) ($ in millions)
Electric Rate Base
2014 Capital Budget $91 million
Gas Rate Base
3%
10%
($ in millions)
Information
Technology
$7
Gas
Distribution
Expansion
$23
Electric
Distribution
Expansion
$12
Infrastructure
Replacement
$18
Gas & Electric
Other
Requirements
$31
$0
$75
$150
$225
$300
$375
2008 2009 2010 2011 2012 2013
$0
$50
$100
$150
$200
$250
2008 2009 2010 2011 2012 2013

Retail Cost Comparison
Source: Unitil estimates
Natural gas is
currently ~50%
the cost of
retail fuel oil
• Natural gas offers customers best choice of value in terms of efficiency, convenience and cost
• On a retail-delivered basis, natural gas is approximately 50% the cost of retail fuel oil
• Typical residential customer saves on average ~$1,500 / year with natural gas
• Serving 76,000 total gas customers currently
• Achieved 3.0% growth in customer base in 2013
2013 Customer Additions

Gas Advantage
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Annual Residential Heating Cost ($)
Gas Fuel Oil
1.1%
3.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
New England Peer Average Unitil

•
Identified more than 50,000 potential new customers who are “on-the-main”, but not currently taking gas service
•
On-the-main penetration rate of under 60%
•
Gas customer additions significantly increasing since 2008 acquisition of Northern Utilities
•
Added and converted 8,200 natural gas customers, an increase of about 12% over 2008 customer base
•
Therm sales of natural gas up 10.7% in 2013
Gas Growth

Current On-the-Main Penetration
Therm Sales
76,000
(<60%)
>50,000
(>40%)
Current Customers On-the-Main Prospects
181.3
200.7
2012 2013
10.7%
(In millions)

Infrastructure Replacement

•
Expected to replace and upgrade ~13 miles of pipe annually through 2017
•
Approximately 7 miles annually thereafter (2018-2024)
•
New Hampshire replacement and upgrades completed by 2017
•
Majority of infrastructure replacement and upgrades recovered annually through capital tracker mechanism
Portland, Maine Cast Iron System Replacement Cast Iron / Bare Steel Miles Replaced
0
4
8
12
16
20
2010 2011 2012 2013 2014 F 2015 F 2016 F 2017 F
ME NH MA

before
GROUND-TO-SKY CLEARANCE

10'
10'
after
GROUND-TO-SKY CLEARANCE

Storm Resiliency

•
Making substantial investments in electric distribution system to meet customers’ growing needs for reliable electric energy
•
Since 2010, vegetation management spending has increased five-fold to over $6 million annually
•
Developed industry leading storm resiliency program to help prevent power outages caused by trees and nearby vegetation
•
Accomplished by achieving ground to sky clearance and removal of hazard trees

Substation Projects

•
Construction of two major substations in New
Hampshire beginning in 2014
•
Provides capacity to meet forecasted load growth
in New Hampshire
•
Enhances reliability and addresses capacity
constraints at existing substations
•
Kingston Project
•
Kingston, NH (Seacoast Region)
•
Construction to begin 2014; in service 2016
•
Total cost of ~$12 million
•
Broken Ground Project
•
Concord, NH (Capital Region)
•
Construction to begin 2015; in service 2017
•
Total cost of ~$11 million

Unitil

Anchor Glass Container

MOOG

Pratt & Whitney
A United Technologies Company

Mylan Pharmaceuticals

BROOKHAVEN NATIONAL LABORATORY

BNY MELLON

BASSETT HEALTHCARE

NATIONAL BASEBALL HALL OF FAME

UNIVERSITY OF PITTSBURGH

Lindt
MAÎTRE CHOCOLATIER SUISSE DEPUIS 1845

Usource

Competitive Energy Markets
Customers
• Manages over $660 million annually in
electric and gas energy contracts in 18
states
• Serves over 1,200 customers
• High customer retention rates
• 2013 revenue of $5.8 million
• $8.3 million forward book of revenue as
of December 31, 2013
• Profitable growth – 2013 net income
margin of 21%
Revenue
Connecticut Minnesota
Delaware New Hampshire
Florida New Jersey
Georgia New York
Illinois Ohio
Indiana Oklahoma
Maine Pennsylvania
Maryland Rhode Island
Massachusetts Texas
Gas & Electric
Gas
$4.3
$4.6
$5.5 $5.5
$5.8
$0.0
$2.0
$4.0
$6.0
$8.0
2009 2010 2011 2012 2013
8%

Liquidity Profile

Capitalization
Long-Term Debt Maturities
($ in millions)
•
Entered into new credit facility effective
October 4, 2013
•
Increased borrowing availability from $60
million to $120 million
•
Five year term
•
Interest: Libor + 1.375%
•
2013 cash flow from operations up 44%
•
Significant liquidity available to fund
growth plans
Cash Flow From Operations
($ in millions)
($ in millions)
44%
December 31,
2013
Long-Term Debt, Less Current Portion $284.8
Preferred Equity 0.2
Common Equity 265.0
Long-Term Capitalization $550.0
Current Portion Long-Term Debt $2.5
Short-Term Debt 60.2
Total Capitalization $612.7
Long-Term Debt / Long-Term Capitalization 51.8%
Total Debt / Total Capitalization 56.7%
$66.7
$96.3
$0
$30
$60
$90
$120
2012 2013
$2.5
$4.0
$17.4
$17.2
$30.1
$0
$10
$20
$30
$40
2014 2015 2016 2017 2018

Key Investment Highlights
• Regulated local distribution utility
business model
• Diversified natural gas and electric sales
• Growing operations and customer base
•
Regulated rate base growth
•
Strong natural gas system expansion
•
Growing Usource contribution
• Historic dividend stability
• Experienced management team